UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Energem Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENERGEM CORP.

Level 3, Tower 11, Avenue 5, No. 8,

Jalan Kerinchi, Bangsar South

Wilayah Persekutuan Kuala Lumpur, Malaysia

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 16, 2024

TO THE SHAREHOLDERS OF ENERGEM CORP.:

You are cordially invited to attend the extraordinary general meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of Energem Corp., which we refer to as “we,” “us,” “our,” “Energem” or the “Company,” to be held at 8:30 a.m. Eastern Time on February 16, 2024.

The Extraordinary General Meeting will be held at the offices of Energem Corp. located at Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South, Wilayah Persekutuan Kuala Lumpur, Malaysia and via live webcast. If unable to attend in person, you will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting the following website: https://www.cstproxy.com/energemcorp/ext2024. To access the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. The accompanying proxy statement (the “Proxy Statement”) is dated January 26, 2024, and is first being mailed to shareholders of the Company on or about January 29, 2024.

The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following three proposals:

●	a proposal to amend the Company’s amended and restated articles of association (the “Energem M&A”) in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment,” giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that closed on November 18, 2021 (the “IPO”) from February 18, 2024 (the “Termination Date”) up to six (6) one-month extensions to August 18, 2024 (which we refer to as the “Extension”, and such later date, the “Extended Date”) (such proposal is the “Extension Amendment Proposal”). For the purposes of the laws of the Cayman Islands, the full text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to and conditional upon the trust account, which is governed by the investment management trust agreement entered into between the Company and Continental Stock Transfer & Trust Company on 18 November 2021, and amended by the First Amendment to the Investment Management Trust Agreement effective November 18, 2022 and the Second Amendment to the Investment Management Trust Agreement effective August 10, 2023 (the “Trust Agreement”), having net tangible assets of at least US $5,000,001 as at the date of this special resolution, the amended articles of association, a copy of which is attached to the accompanying proxy statement as Annex A, be and are hereby adopted as the articles of association of the Company in substitution for and to the exclusion of the Company’s existing articles of association”,

●	a proposal to further amend the Investment Management Trust Agreement (the “Trust Agreement”) entered into between Continental Stock Transfer & Trust Company, as trustee (“Continental”) and the Company governing the trust account (the “Trust Account”) established in connection with the IPO dated November 18, 2021 and amended effective November 18, 2022 and the Second Amendment to the Investment Management Trust Agreement effective August 10, 2023 (the “Trust Amendment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from February 18, 2024 to August 18, 2024 (or such earlier date, as may be determined by the Energem Board) (such proposal is the “Trust Amendment Proposal”), and

●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal,” which will be presented only if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our previously announced business combination (the “Business Combination”) with Graphjet Technology Sdn. Bhd., a Malaysian private limited company (“Graphjet”). On August 1, 2022, the Company entered into a share purchase agreement (the “Share Purchase Agreement”) with Graphjet, Swee Guan Hoo, solely in his capacity as the representative of the shareholders of Energem, and their successors and assignees (the “Purchaser Representative”), from and after the closing of the Business Combination (the “Closing”), and the holders of all issued and outstanding shares of Graphjet (the “Graphjet Shares”) (each, a “Selling Shareholder” and collectively, the “Selling Shareholders”), and Lee Ping Wei, in his additional capacity as the representative for the Selling Shareholders (the “Shareholder Representative”).

i

Pursuant to the Share Purchase Agreement, and subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated by the Share Purchase Agreement (the “Transactions”), (i) each Selling Shareholder shall sell to Energem, and Energem shall purchase from each Selling Shareholder, all of the issued and outstanding Graphjet Shares, as set forth opposite the name of such Selling Shareholder on Exhibit A-1 of the Share Purchase Agreement, free and clear of any and all liens and encumbrances, in exchange for the right to receive such Selling Shareholder’s share of the Transaction Consideration (as defined in the Share Purchase Agreement); (ii) Graphjet shall become a wholly-owned subsidiary of Energem; and (iii) Energem will change its name to Graphjet Technology.

The Energem M&A currently provides that the Company has until August 18, 2023 to complete its initial business combination, subject to up to six one-month extensions (for a total of up to 27 months to complete a business combination following the Company’s IPO (being February 18, 2024)), subject to Energem LLC (the “Sponsor”) or its designees depositing additional funds into the Company’s Trust Account. While we and the other parties to the Share Purchase Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the SEC’s clearance of the Company’s registration statement on Form F-4 relating to the Business Combination (the “Registration Statement”), whereby the Registration Statement was amended to a Form S-4 with the most recent version of the Registration Statement filed on January 12, 2024, our board of directors (the “Energem Board”) believes that there may not be sufficient time before February 18, 2024 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Business Combination and consummate the closing of the Business Combination.

The Energem Board has determined that it is in the best interests of the Company to seek an additional extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the business combination. Without the Extension, the Company believes that the Company will not be able to complete the business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

Pursuant to the Energem M&A, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to six times, each by an additional month, for an aggregate of six additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $0.045 per outstanding Class A ordinary share or approximately $54,761.94 for 1,216,932 Class A ordinary shares (the “Extension Payment”) for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

As well as providing a venue for attendance in person, we are pleased to utilize the virtual shareholder meeting technology to provide ready access, safety and cost savings for our shareholders and the Company. The online meeting format allows attendance from any location in the world.

Even if you are planning to attend the Extraordinary General Meeting in person or online, please promptly submit your proxy vote by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Extraordinary General Meeting. Instructions on voting your shares are on the proxy materials you received for the Extraordinary General Meeting. In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their publicly traded shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), which election we refer to as the “Election.”

An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders (the “public shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares may make an Election regardless of whether such public shareholders were holders as of the record date.

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Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event any proposed business combination is completed.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Based upon the amount in the Trust Account as of December 31, 2023, which was $13,959,132.56, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.47 at the time of the Extraordinary General Meeting. The closing price of the public shares on Nasdaq on January 15, 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $11.47. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, BEFORE 5:00 P.M. EASTERN TIME ON FEBRUARY 14, 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY IN ORDER TO VALIDLY REDEEM ITS SHARES.

The purpose of the Trust Amendment is to amend the Trust Agreement, as previously amended by the First Amendment and the Second Amendment to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination by February 18, 2024 from that date to August 18, 2024 (or such earlier date, as determined by the Energem Board).

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by February 18, 2024, as contemplated by our IPO prospectus and in accordance with the Energem M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses as provided in our registration statement), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Energem Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Companies Act (Revised) of the Cayman Islands (as the same may be amended from time to time, the “Companies Act,”) to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

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The Sponsor owns 2,862,500 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 528,075 private placement units (the “Private Placement Units,”) that were purchased by the Sponsor in a private placement the closed simultaneously with the closing of the IPO. In addition, our Chairman of the Energem Board owns 2,500 Founder Shares, our Chief Financial Officer owns 5,000 Founder Shares, and two of our three independent directors each owns 2,500 Founder Shares. In addition, our Chief Executive Officer and Executive Director have a fifty percent beneficial ownership interest in the Sponsor. As used herein, “Founder Shares” refers to all issued and outstanding Class B ordinary shares. In the event of a liquidation, our Sponsor and officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least two-thirds (66.67%) of the Company’s outstanding ordinary shares, including the Founder Shares and the Class A ordinary shares underlying the Private Placement Units, will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Shareholder approval of the Extension Amendment and Trust Amendment are required for the implementation of the Energem Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, subject to the terms of a share purchase agreement dated August 1, 2022 (the “Share Purchase Agreement”), entered into between the Company and Graphjet Technology Sd. Bhd. (“Graphjet”), the Energem Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our shareholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Extraordinary General Meeting.

The Energem Board has fixed the close of business on January 18, 2024 as the record date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Energem Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and in the best interests of Energem and recommends that Energem shareholders vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal, if presented.

Under the Energem M&A, no other business may be transacted at the Extraordinary General Meeting other than that set out in this notice.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

January 26, 2024

By Order of the Energem Board

/s/ Swee Guan Hoo
Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on February 16, 2024: This notice of the Extraordinary General Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/energemcorp/ext2024.

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ENERGEM CORP.

Level 3, Tower 11, Avenue 5, No. 8,

Jalan Kerinchi, Bangsar South

Wilayah Persekutuan Kuala Lumpur, Malaysia

EXTRAORDINARY GENERAL MEETING OF ENERGEM CORP.

To Be Held at 8:30 a.m. Eastern Time on February 16, 2024

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of the shareholders of Energem Corp., which we refer to as “we,” “us,” “our,” “Energem” or the “Company,” to be held at 8:30 a.m. Eastern Time on February 16, 2024 at the offices of offices of Energem Corp. located at Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South, Wilayah Persekutuan Kuala Lumpur, Malaysia. The Extraordinary General Meeting will also be available via a live webcast at https://www.cstproxy.com/energemcorp/2024, for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend the Company’s amended and restated articles of association (the “Energem M&A”) in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment,” giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was closed on November 18, 2021 (the “IPO”) from February 18, 2024 (the “Termination Date”) up to six (6) one-month extensions to August 18, 2024 (which we refer to as the “Extension”, and such later date, the “Extended Date”) (such proposal is the “Extension Amendment Proposal”). For the purposes of the laws of the Cayman Islands, the full text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to and conditional upon the trust account, which is governed by the investment management trust agreement entered into between the Company and Continental Stock Transfer & Trust Company on 18 November 2021 and amended by the First Amendment to the Investment Management Trust Agreement effective November 18, 2022 and the Second Amendment to the Investment Management Trust Agreement effective August 10, 2023 (the “Trust Agreement”), having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the amended articles of association, a copy of which is attached to the accompanying proxy statement as Annex A, be and are hereby adopted as the articles of association of the Company in substitution for and to the exclusion of the Company’s existing articles of association”,

●	a proposal to further amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from February 18, 2024 to August 18, 2024 (or such earlier date, as may be determined by the Energem Board) (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”), and

●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal,” which will be presented only if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment Proposal and Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our previously announced business combination (the “Business Combination”) with Graphjet Technology Sdn. Bhd., a Malaysian private limited company (“Graphjet”). On August 1, 2022, the Company entered into a share purchase agreement (the “Share Purchase Agreement”) with Graphjet, Swee Guan Hoo, solely in his capacity as the representative of the shareholders of Energem, and their successors and assignees (the “Purchaser Representative”), from and after the closing of the Business Combination (the “Closing”), and the holders of all issued and outstanding shares of Graphjet (the “Graphjet Shares”) (each, a “Selling Shareholder” and collectively, the “Selling Shareholders”), and Lee Ping Wei, in his additional capacity as the representative for the Selling Shareholders (the “Shareholder Representative”).

1

Pursuant to the Share Purchase Agreement, and subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated by the Share Purchase Agreement (the “Transactions”), (i) each Selling Shareholder shall sell to Energem, and Energem shall purchase from each Selling Shareholder, all of the issued and outstanding Graphjet Shares, as set forth opposite the name of such Selling Shareholder on Exhibit A-1 of the Share Purchase Agreement, free and clear of any and all liens and encumbrances, in exchange for the right to receive such Selling Shareholder’s share of the Transaction Consideration (as defined in the Share Purchase Agreement); (ii) Graphjet shall become a wholly-owned subsidiary of Energem; and (iii) Energem will change its name to Graphjet Technology.

The Energem M&A currently provides that the Company has until August 18, 2023 to complete its initial business combination, subject to up to six one-month extensions to February 18, 2024 (for a total of up to 27 months to complete a business combination following the Company’s IPO), subject to Energem LLC (the “Sponsor”) or its designees depositing additional funds in the amount of $0.045 per outstanding Class A ordinary share for each month the Company extends beyond August 18, 2023 into the Company’s Trust Account. While we and the other parties to the Share Purchase Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the SEC’s clearance of the Company’s registration statement on Form F-4 relating to the Business Combination (the “Registration Statement”), whereby the Registration Statement was amended to a Form S-4 with the most recent version of the Registration Statement filed on January 12, 2024, the Energem Board believes that there may not be sufficient time before February 18, 2024 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Business Combination and consummate the closing of the Business Combination.

The Energem Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal and Trust Amendment Proposal to allow for additional time to consummate the business combination. Without the Extension, the Company believes that the Company will not be able to complete the business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

Pursuant to the Energem M&A, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to six times, each by an additional month, for an aggregate of six additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $0.045 per outstanding Class A ordinary share (the “Extension Payment”) for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extended Date. We will not proceed with the Extended Date if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), and which election we refer to as the “Election.”

An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date.

Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event such business combination is completed. We are not asking you to vote on any business combination at this time.

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The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the $13,959,132.56 that was in the Trust Account as of December 31, 2023. In such event, we may need to obtain additional funds to complete any proposed business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved  and we do not consummate a business combination by February 18, 2024, as contemplated by our IPO prospectus and in accordance with the Energem M&A, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “Founder Shares” and, together with the public shares, the “shares” or “ordinary shares”), including Energem, LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our board has fixed the close of business on January 18, 2024 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 4,620,007 ordinary shares outstanding, of which 1,216,932 were public shares, 2,875,000 were Founder Shares and 528,075 were shares underlying the private placement units. The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and our directors, which hold all 2,875,000 Founder Shares in the aggregate, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares. We will pay for the entire cost of soliciting proxies. We have engaged Laurel Hill LLC (“Laurel Hill”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Laurel Hill a fee of $____. We will also reimburse Laurel Hill for reasonable out-of-pocket expenses and will indemnify Laurel Hill and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Extraordinary General Meeting (or February 14, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,862,000 Founder Shares that are owned by to the Sponsor, plus the shares held be the officers and directors issued prior to our IPO and 528,075 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.15 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.23. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.15, plus interest, due to unforeseen claims of creditors.

Under the Companies Act, our plan of dissolution must provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our shareholders. If we are forced to enter an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some, or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our company to claims, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable to a fine and imprisonment in the Cayman Islands.

This Proxy Statement is dated January 26, 2024 and is first being mailed to shareholders on or about January 29, 2024.

By Order of the Energem Board,

Swee Guan Hoo
Chief Executive Officer

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company incorporated in the Cayman Islands on August 6, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On November 18, 2021, we consummated our IPO from which we derived gross proceeds of approximately $116,725,000 in the aggregate and completed the private sales of Private Placement Units from which we derived gross proceeds of $5,280,750. The amount in the Trust Account was initially $10.15 per public share.

Like most blank check companies, the Energem M&A provides for the return of our IPO proceeds held in trust to the holders of Class A ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which is February 18, 2024. The Energem Board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete our initial business combination pursuant to that certain Share Purchase Agreement, dated as of August 1, 2022, by and among us, Graphjet and the other parties thereto (the “Business Combination”). For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 2, 2022 and our most recent amended Form S-4 most recently filed with the SEC on January 12, 2024.

What is being voted on?	You are being asked to vote on:

●	a proposal to amend the Energem M&A to extend the date by which we have to consummate a business combination from February 18, 2024 to the Extended Date, which is August 18, 2024 by up to six (6) one-month extensions, as specifically set forth in this proxy;

●	a proposal to amend our Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from February 18, 2024 to August 18, 2024 (or such earlier date, as determined by the Company’s board of directors); and

●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

The Extension Amendment Proposal and the Trust Amendment Proposal are required to extend the date that we have to complete the Business Combination. The purpose of the Extension Amendment and the Trust Amendment Proposal are both allow the Company more time to complete the Business Combination.

However, we will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

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If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the $13,959,132.56 that was in the Trust Account as of December 31, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Pursuant to the Energem M&A, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to six times, each by an additional month, for an aggregate of six additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $0.045 per outstanding Class A ordinary share for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by February 18, 2024, as contemplated by our IPO prospectus and in accordance with the Energem M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Energem Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our liquidation. In the event of a liquidation, holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Units.

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Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

The Energem M&A currently provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying Business Combination consummated on or before February 18, 2024 unless extended under the Energem M&A. The Energem Board believes that there will not be sufficient time before February 18, 2024 to hold an Extraordinary General Meeting for shareholder approval of any proposed Business Combination or to consummate any proposed Business Combination. Accordingly, the Energem Board believes that in order to be able to consummate any proposed business combination, we will need to obtain approval of the Extended Date via the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination. There is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination

Accordingly, our board is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to amend the Energem M&A in the form set forth in Annex A hereto and to amend the Trust Agreement, respectively, to extend the date by which we must (i) consummate a business combination; or (ii) if we fail to consummate a business combination, (A) cease all operations except for the purpose of winding up, (B) redeem all of the Company’s public shares and (C) liquidate and dissolve, and our board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from February 18, 2024 to August 18, 2024 (or such earlier date, as determined by the Company’s board of directors).

If the Extension Amendment Proposal and Trust Amendment Proposal are not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved by the Company’s shareholders, the Energem Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal

Pursuant to the Energem M&A, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to six times, each by an additional month, for an aggregate of six additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment of $0.045 per outstanding Class A ordinary share for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

Why should I vote “FOR” the Extension Amendment Proposal?

The Energem Board believes that our shareholders will benefit from the consummation of the Business Combination and is proposing the Extension Amendment Proposal to extend the date to complete the Business Combination until the Extended Date to give us additional time to complete the Business Combination.

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The Energem Board has determined that it is in the best interests of our shareholders to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Energem Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Energem Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Energem Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before February 18, 2024. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Share Purchase Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company believes that given its expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Accordingly, the Energem Board is proposing the Extension Amendment Proposal to amend the Energem M&A in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A ordinary shares included as part of the units sold in our IPO, from February 18, 2024 to August 18, 2024, through up to six (6) one-month extensions, as specifically provided herein with respect to the Extension.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Energem Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We believe that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination and that it is in the best interests of our shareholders that we obtain the Extension. The Energem Board believes the Business Combination will provide significant benefits to our shareholders. For more information about the Business Combination, see Current Report on Form 8-K filed with the SEC on August 2, 2022 and our amended Form S-4 most recently filed with the SEC on January 12, 2024.

The Energem Board recommends that you vote in favor of the Extension Amendment Proposal.

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Why should I vote “FOR” the Trust Amendment Proposal?

As discuss above, the Energem Board has determined that it is in the best interests of our shareholders to approve the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Energem Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Energem Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Energem Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before February 18, 2024. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with the Business Combination. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete our business combination.

The Energem Board recommends that you vote in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by Energem’s shareholders, the Energem Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Extraordinary General Meeting or at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal.

The Energem M&A provides that if our shareholders approve an amendment to the Energem M&A with respect to (A) the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination before February 18, 2024, or (B) any other provision relating to shareholders’ rights or initial business combination activity, Energem will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares.

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We believe that this provision of the Energem M&A was included to protect our public shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Energem M&A.

The Energem Board believes, however, that given our expenditure of time, effort and money on the proposed Business Combination with Graphjet, circumstances warrant providing those who believe a proposed business combination is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under the Energem M&A. If you do not elect to redeem your public shares, you will retain the right to vote on any business combination in the future and the right to redeem your public shares in connection with such business combination. Our board recommends that you vote in favor of the Adjournment Proposal should this be put to your vote.

When would the Energem Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

We intend to hold the Extraordinary General Meeting to approve the Extension Amendment and Trust Amendment and only if the Energem Board has determined as of the time of the Extraordinary General Meeting that we may not be able to complete the Business Combination on or before February 18, 2024. If we complete the Business Combination on or before February 18, 2024, we will not implement the Extension. Additionally, the Energem Board will abandon the Extension Amendment and Trust Amendment if our shareholders do not approve the Extension Amendment Proposal and Trust Amendment Proposal. Notwithstanding shareholder approval of the Extension Amendment Proposal and Trust Amendment Proposal, the Energem Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our shareholders, subject to the terms of the Share Purchase Agreement. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and Trust Amendment Proposal.

How do the Company insiders intend to vote their shares?

Currently, our Sponsor and our officers and directors own approximately 64% of our issued and outstanding ordinary shares, including 2,875,000 Founder Shares and 528,075 Private Placement Units. The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and our officers and directors that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Our Sponsor, directors and officers do not intend to purchase our ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment and/or the Trust Amendment.

What vote is required to adopt the Extension Amendment Proposal?

The approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, actually vote at the Extraordinary General Meeting.

What vote is required to adopt the Trust Amendment Proposal?	The approval of the Trust Amendment Proposal requires a resolution of at least 65% of the holders of the total issued and outstanding ordinary shares of the Company as required pursuant to the provisions of the Trust Agreement.

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What vote is required to approve the Adjournment Proposal?

The approval of the Adjournment Proposal requires an ordinary resolution under the Energem M&A, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What if I don’t want to vote “FOR” the Trust Amendment Proposal?

If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Trust Amendment. If the Trust Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Energem Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Units.

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What happens if the Trust Amendment Proposal is not approved?	If the Trust Amendment Proposal is not approved and we do not consummate a business combination by February 18, 2024, as contemplated by our IPO prospectus and in accordance with the Energem M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Energem Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved by the requisite number of votes, the amendments to the Energem M&A that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor as a result of its ownership of the Founder Shares and Private Placement Units.

If the Extension Amendment Proposal is approved, we will continue to attempt to consummate an initial business combination until the Extended Date. We expect to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such shareholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination or to resolve certain ongoing investigations within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.15 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Pursuant to the Energem M&A, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to six times, each by an additional month, for an aggregate of up to six additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment of $0.045 per outstanding Class A ordinary share for each such month extended in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

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If the Trust Amendment Proposal is approved, what happens next?

If the Trust Amendment Proposal is approved, we will continue to seek approval of the Extension Amendment Proposal in order to consummate an initial business combination by the Extended Date. If we receive approval of the Extension Amendment Proposal as well, we will amend our Trust Agreement in accordance with this proxy to reflect the terms of the Trust Amendment Proposal and the Extension Amendment Proposal. We expect to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such shareholder approval.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Energem Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable until 30 days after the completion of our initial business combination, provided we have an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

If I do not exercise my redemption rights now, can I exercise my redemption rights in connection with any future initial business combination?

Yes. If you do not exercise your redemption rights now, you retain the right to exercise your redemption rights in connection with any future proposed business combination, subject to any limitations set forth in the Energem M&A.

Am I able to exercise my redemption rights in connection with our initial business combination?	If you were a holder of Class A ordinary shares as of the close of business on any record date for a future meeting to seek shareholder approval of our initial business combination, you will be able to vote on our initial business combination. The Extraordinary General Meeting relating to the Extension Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in the Energem M&A (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is one business day before the extraordinary general meeting of shareholders to vote on the Business Combination). If you do not approve of the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the shareholder vote to approve the Business Combination, subject to any limitations set forth in the Energem M&A.

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How do I attend the meeting?

The Extraordinary General Meeting will be held at the offices of Energem Corp. located at Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South, Wilayah Persekutuan Kuala Lumpur, Malaysia and via live webcast. If unable to attend in person, you will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting the following website: https://www.cstproxy.com/energemcorp/ext2024. To access the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. The accompanying proxy statement (the “Proxy Statement”) is dated January 26, 2024, and is first being mailed to shareholders of the Company on or about January 29, 2024.

If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 3841502#. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to Energem@LaurelHill.com so that it is received by us prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting online, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

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How are votes counted?

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved as a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, actually vote at the Extraordinary General Meeting. The Trust Amendment Proposal must be approved by the affirmative vote of at least 65% of the holders of the total issued and outstanding ordinary shares of the Company.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 2,654,577 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum if you appear in person or if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

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Who can vote at the Extraordinary General Meeting?

Only holders of record of our ordinary shares at the close of business on January 18, 2024 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. As of the record date, 4,620,007 of our ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Energem Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, the Energem Board has determined that the Extension Amendment, the Trust Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Energem Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include (i) ownership of 2,875,500 Founder Shares (purchased for $25,000) and 528,075 Private Placement Units (purchased for $5,280,750), and warrants that may become exercisable in the future, which would expire worthless if a business combination is not consummated; (ii) in the event any funds are loaned to fund working capital deficiencies or finance transaction costs in connection with any proposed business combination, loans by them, a portion of which may not be repaid in the event of our winding up; and (iii) the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal and/or the Trust Amendment Proposal?	Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal and/or the Trust Amendment Proposal under the Companies Act.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

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How do I vote?

If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting at the offices of Energem Corp. located at Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South, Wilayah Persekutuan Kuala Lumpur, Malaysia and via live webcast. If unable to attend in person, you will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/energemcorp/ext2024.

To access the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, if you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my Class A ordinary shares?

Each of our public shareholders who are not founders, officers or directors may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of such public shareholder’s public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. You will also be able to redeem your public shares in connection with any business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on February 14, 2024 (two business days before the Extraordinary General Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemptions

Email: SPACRedemptions@continentalstock.com

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental Stock Transfer & Trust Company in order to validly redeem its shares.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

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Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor a fee of $____. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor by calling 855-414-2266 or send an email to Energem@LaurelHill.com.

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: SPAC Redemptions

Email: SPACRedemptions@continentalstock.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to effect the Extension Amendment Proposal and the Trust Amendment Proposal;

●	our ability to finance or consummate a business combination, including the proposed business combination with Graphjet;

●	our ability to complete our initial business combination;

●	the anticipated benefits of our initial business combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account;

●	unanticipated delays in the distribution of the funds from the Trust Account;

●	claims by third parties against the Trust Account; or

●	the competitive environment in which our successor will operate following our initial business combination.

You should carefully consider these risks, in addition to the risk factors set forth in the section entitled “Risk Factors” in our other filings with the SEC, including the final prospectus related to the IPO dated November 17, 2021 (File No. 333-259443), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed on March 31, 2022 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed on March 30, 2023, as amended on April 7, 2023, April 24, 2023 and April 25, 2023 and the Company’s Form 10-Qs for quarter ended March 31, 2022 filed on May 13, 2022, June 30, 2022 filed on August 15, 2022, September 30, 2022 filed on November 15, 2022, March 31, 2023 filed on May 15, 2023 as amended on May 17, 2023, June 30, 2023 filed on August 15, 2023, September 30, 2023 filed on November 14, 2023. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements). The documents we file with the SEC, including those referred to above, discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed on March 30, 2023, as amended on April 7, 2023, April 24, 2023 and April 25, 2023 and the Company’s Form 10-Qs for quarter ended March 31, 2022 filed on May 13, 2022, June 30, 2022 filed on August 15, 2022, September 30, 2022 filed on November 15, 2022, March 31, 2023 filed on May 15, 2023 as amended on May 17, 2023, June 30, 2023 filed on August 15, 2023, September 30, 2023 filed on November 14, 2023, and in the other reports we file with the SEC including our amended Form S-4 most recently filed on January 12, 2024 before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that our initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of our initial business combination with Graphjet following the SEC declaring the Registration Statement effective, which includes our preliminary proxy statement/prospectus for our initial business combination. The Registration Statement has not been declared effective by the SEC, and the Company cannot complete the Business Combination unless the Registration Statement is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Registration Statement effective.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all.

Furthermore, under the terms of the Share Purchase Agreement, the Company may, but is not required to, seek to enter into and consummate subscription agreements with investors relating to a private equity investment and/or backstop arrangements in connection with the transactions (the “PIPE Investment”) contemplated under the proposed Business combination. Accordingly, a PIPE Investment is not a condition of closing the Business Combination and thus there is no assurance that a PIPE Investment will occur. Moreover, there is no assurance after any redemptions occur, the Company will be left with sufficient cash to consummate our initial business combination on commercially acceptable terms, or at all.

The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Regulatory delays could cause us to be unable to consummate the Business Combination.

We are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination besides the SEC of the Company’s Registration Statement. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination or to resolve the above-mentioned investigations within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.15 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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We may be deemed a “foreign person” under the regulations relating to Committee on Foreign Investment in the United States (“CFIUS”) and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s Sponsor is Energem LLC, a Cayman Islands limited liability company. The sponsor currently owns 2,862,500 Class B ordinary shares issued prior to our IPO, and 528,075 Private Placement Units, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Other members of the Sponsor include certain officers and directors of the Company. The Sponsor is controlled by one or more non-U.S. persons. While we do believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations we do not believe the Business Combination between the Company and Graphjet is subject to CFIUS review. If the Business Combination with Graphjet falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business Combination o we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy, which could delay our ability to close our initial business combination within the requisite time period, which means we may be required to liquidate.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

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Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. In the interim, the SEC relies on sources of income in its determination of whether we would be deemed to be an investment company under the Investment Company Act and the longer it holds securities the greater the likelihood we would be deemed to be an investment company under the Investment Company Act.

Moreover, if the SPAC Rule Proposals are enacted before the closing of the business combination and we are deemed to be an investment company under the Investment Company Act, we may be required to liquidate our Trust Account by returning the then remaining funds in such account to the Public Shareholders and then proceed to liquidate and dissolve. If we are required to liquidate and dissolve, we will be unable to complete our business combination with Graphjet, we may lose the opportunity for any stock price appreciation and our outstanding warrants would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we receive minimal interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, from our initial public offering, through approximately August 8, 2023, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, on or about August 8, 2023 we instructed Continental Stock Transfer & Trust Company and J.P. Morgan Securities LLC to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we now, and henceforth until the closing of the business combination, will receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, our decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash will reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in the Company if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.

There will be no distribution from the Trust Account with respect to the Company’s Founder Shares or Private Placement Units or their respective underlying warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,862,500 Founder Shares that were issued to the Sponsor prior to our IPO and 528,075 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. Specifically, our Chairman of the Energem Board owns 2,500 Founder Shares, our Chief

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Financial Officer owns 5,000 Founder Shares, two of our three independent directors each owns 2,500 Founder Shares while our Chief Executive Officer and Executive Director each have a fifty percent beneficial interest in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return after an initial business combination, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting Graphjet for its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting.

The success of the Business Combination depends in part on Graphjet’s ability to effectively implement its sales, marketing and service plans and to grow its sales year over year.

While Graphjet believes there will be sufficient demand for its highly valued artificial graphene and artificial graphite a critical raw material used in a variety of industries, such as biomedical, automobile composition and coating, electronics and home appliances, food and beverage processing, energy storage, batteries in electric vehicles, mechanical strength enhancement, sensors, semiconductors and digital product. Graphjet is a newly-formed company whose sales and marketing efforts are focused on selected vertical markets. These early stage efforts may not achieve intended results including to generate the projected revenue they anticipate. If Graphjet is not able to address markets for their products successfully, they may not be able to grow their business, compete effectively or achieve profitability. Moreover, there can also be no assurance that Graphjet will be able to secure valuable contracts from its potential customers including any long-term due to the nature of the business that the product prices fluctuate, the prevailing customer practices where the demand for the products is subject to the customers’ needs and business decisions, of which are difficult to secure any long- term contracts. The absence of long-term contracts may result in the fluctuation of sales and result in uncertainties over the overall financial performance. Should Graphjet’s future customers cease purchasing from them, and if they are unable to replace these customers with new customers in a timely manner, our financial performance may be adversely affected. However, Graphjet believes that its customers are unlikely to switch to alternative competitors due to price and quality, that differentiate Graphjet to its competitors.

The completion of the Business Combination is subject to a number of important conditions, and the Share Purchase Agreement may be terminated before the completion of the Business Combination in accordance with its terms. As a result, there is no assurance that the Business Combination will be completed.

The completion of the Business Combination is subject to the satisfaction or waiver, as applicable, of a number of important conditions set forth in the Share Purchase Agreement, including the approval of the Business Combination by the Energem shareholders, the approval of the listing of the combined entity’s ordinary shares on Nasdaq, and several other customary closing conditions. If these conditions are not satisfied or, if the Share Purchase Agreement is otherwise terminated by either party, we are unlikely to find another target for a business combination before the Effective Date.

We have incurred and expects to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We and Graphjet expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We and Graphjet may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Share Purchase Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur approximately $4,525,000, including the deferred underwriting commission of $2,000,000, in expenses in aggregate. The balance of the deferred underwriting commission is to be paid in equity for a total of 202,500 Combined Entity Ordinary Shares at $10/share at the closing pursuant to the Satisfaction and Discharge of Indebtedness Agreement effective as of December 21, 2023, by and between Energem, Graphjet and EF Hutton, on behalf of the underwriters. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

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BACKGROUND

Energem Corp.

We are a blank check company formed in the Cayman Islands on August 6, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 2,423,556 of our Class A ordinary shares and 2,875,000 Class B ordinary shares issued and outstanding along with an aggregate of 11,500,000 warrants (exercisable to purchase an aggregate of 11,500,000 Class A ordinary shares) underlying the units sold in our IPO and 528,075 warrants as part of our Private Placement Units issued to our Sponsor in a private placement simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one whole share of Class A ordinary shares at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and directors, which hold all 2,875,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

A total of $116,725,500 comprised of the proceeds from our IPO and a portion of the proceeds from the simultaneous sale of the Private Placement Units were placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

As of December 31, 2023, $13,959,132.56 was held in the Trust Account. The mailing address of the Company’s principal executive office is Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South, Wilayah Persekutuan Kuala Lumpur, Malaysia.

Graphjet Business Combination

As previously announced, we entered into the Share Purchase Agreement on August 1, 2022 with Graphjet. Pursuant to the Share Purchase Agreement, the parties agreed, subject to the terms and conditions of the Share Purchase Agreement, to effect the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on August 2, 2022.

The Energem Board believes it will not be able to effect the Business Combination by February 18, 2024. The Extension Amendment Proposal and the Trust Amendment Proposal are essential to allowing us more time to obtain approval for any proposed business combination at an extraordinary general meeting of its shareholders and consummate any proposed business combination prior to the Extended Date. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions is a condition to the implementation of the Extension Amendment. The Energem Board believes that, given the Company’s expenditure of time, effort and money on a proposed business combination, circumstances warrant providing public shareholders an opportunity to effect the Business Combination. Without the Extension, the Energem Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before February 18, 2024. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

You are not being asked to vote on any proposed business combination or any other business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or if we have not consummated a business combination by the Extended Date.

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THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment Proposal

We are proposing to amend the Energem M&A to extend the date by which the Company has to consummate an initial business combination to the Extended Date. The Extension Amendment Proposal is required for the implementation of the Energem Board’s plan to allow the Company more time to complete the Business Combination.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by February 18, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Energem Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

Pursuant to the Energem M&A, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to six times, each by an additional month, for an aggregate of up to six additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment of $0.045 per outstanding Class A ordinary share for each month of such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

The Energem Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination and that it is in the best interests of our shareholders that we obtain the Extension Amendment. The Energem Board believes that the Business Combination will provide significant benefits to our shareholders. For more information about the Business Combination, see Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 2, 2022 and the Company’s amended registration statement on Form S-4 filed with the SEC, most recently on January 12, 2024.

A copy of the proposed amendment to the Energem M&A of the Company is attached to this Proxy Statement in Annex A.

Vote Needed to Approve the Extension Amendment Proposal

The Energem M&A and the Company’s IPO prospectus provide that the affirmative vote of the holders of at least two-thirds (66.67%) of the votes cast by the holders of the issued and outstanding Company’s ordinary shares, including the Founder Shares and the Class A ordinary shares underlying the Private Placement Units, that are present in person or represented by proxy and are entitled to vote thereon at the Extraordinary General Meeting is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, the Energem M&A and our IPO prospectus provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Energem Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond February 18, 2024 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination.

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Full Text of the Resolution to be Approved

“RESOLVED, as a special resolution, that subject to and conditional upon the trust account, which is governed by the investment management trust agreement entered into between the Company and Continental Stock Transfer & Trust Company on 18 November 2021, having net tangible assets of at least US $5,000,001 as at the date of this special resolution, and amended by the First Amendment to the Investment Management Trust Agreement effective November 18, 2022 and the Second Amendment to the Investment Management Trust Agreement effective August 10, 2023 (the “Trust Agreement”), having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the amended articles of association, a copy of which is attached to the accompanying proxy statement as Annex A, be and are hereby adopted as the articles of association of the Company in substitution for and to the exclusion of the Company’s existing articles of association”

Reasons for the Redemption Rights Associated with the Extension Amendment Proposal

The Energem M&A provides that if our shareholders approve an amendment to the Energem M&A (i) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination before February 18, 2024, or (ii) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. We believe that this provision of the Energem M&A was included to protect our public shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Energem M&A and discussed in the prospectus associated with our IPO.

Reasons for the Extension Amendment Proposal

The Energem M&A currently provides that the Company has until February 18, 2024 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms unless extended as specifically provided in the Energem M&A. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. As previously announced, we entered into the Share Purchase Agreement with Graphjet on August 1, 2022. Pursuant to the Share Purchase Agreement, the parties agreed, subject to the terms and conditions of the Share Purchase Agreement, to effect the Business Combination.

While we are using our best efforts to complete the Business Combination as soon as practicable, the Energem Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Energem Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension Amendment. Without the Extension, the Energem Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before February 18, 2024.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Share Purchase Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by February 18, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Energem Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

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If the Extension Amendment Proposal Is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to the Energem M&A that are set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date will become effective. The Company will remain a reporting company under the Exchange Act and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with redemptions associated with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $13,959,132.56 held in the Trust Account as of December 31, 2023, five days after the record date. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, the sole holder of our founder shares, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Extension Amendment Proposal is approved but we do not consummate a business combination by the Extended Date, unless further extended, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

Pursuant to the Energem M&A, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to six times, each by an additional month, for an aggregate of up to six additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment of $0.045 per outstanding Class A ordinary share for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

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TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON FEBRUARY 14, 2024.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on February 14, 2024 (two business days before the Extraordinary General Meeting), you must elect either to physically tender your Class A ordinary share certificates to:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemptions

Email: SPACRedemptions@continentalstock.com

Alternatively, you may deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on February 14, 2024 (two business days before the Extraordinary General Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder.

It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on February 14, 2024 (two business days before the Extraordinary General Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically).

You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account of $13,959,132.56 as of December 31, 2023, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.47 at the time of the Extraordinary General Meeting. The closing price of the Company’s Class A ordinary shares on January 15, 2024 was $11.47.

If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on February 16, 2024 (two business days before the Extraordinary General Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

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THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal

We are proposing to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from February 18, 2024 to August 18, 2024 (or such earlier date as may be determined by the Energem Board). The Trust Amendment Proposal is required to allow the Company more time to complete the Business Combination.

If the Trust Amendment Proposal is not approved and we have not consummated the Business Combination by February 18, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Energem Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

Pursuant to the First Trust Amendment to the Trust Agreement, Continental agreed to liquidate the Trust Account after receipt of a Termination Letter (as defined therein) from the Company or upon the date which is the later of (i) 9 months from November 18, 2022, provided that the Company deposited $0.045 per outstanding Class A ordinary share for each of the one month extensions, and (ii) such later date as may be approved by the Company’s shareholders.

Pursuant to the Second Trust Amendment to the Trust Agreement, Continental agreed to liquidate the Trust Account after receipt of a Termination Letter (as defined therein) from the Company or upon the date which is the later of (i) six (6) months from August 18, 2023, provided that the Company deposited $0.045 per outstanding Class A ordinary share for each of the one month extensions, and (ii) such later date as may be approved by the Company’s shareholders.

The Energem Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination and that it is in the best interests of our shareholders that we obtain the Trust Amendment. The Energem Board believes that the Business Combination will provide significant benefits to our shareholders. For more information about the Business Combination, see Company’s Current Report on Form 8-K filed with the SEC on August 2, 2022.

Vote Needed to Approve the Trust Amendment Proposal

The Trust Agreement provides that the affirmative vote of the holders of at least 65% of the total issued and outstanding ordinary shares of the Company is required to amend the relevant provisions of the Trust Agreement.

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Reasons for the Trust Amendment Proposal

The Second Amendment to the Trust Agreement provides that Continental will liquidate the Trust Account after receipt of a Termination Letter (as defined therein) from the Company or upon the date which is the later of (i) six months from August 18, 2023, provided that the Company deposited $0.045 per outstanding Class A ordinary share or approximately $54,761.94 for 1,216,932 Class A ordinary shares for each of the one month extension, and (2) such later date as may be approved by the Company’s shareholders. The purpose of the Trust Amendment is to mirror the provisions in the amended articles of association of the Company at Annex A following the Extension Amendment and allow the Company more time to complete its initial business combination. As previously announced, we entered into the Share Purchase Agreement with Graphjet on August 1, 2022. Pursuant to the Share Purchase Agreement, the parties agreed, subject to the terms and conditions of the Share Purchase Agreement, to effect the Business Combination.

The Trust Amendment will allow the Company to extend the time period for liquidation of the Trust Account and therefore will allow more time to carry out the Business Combination,

While we are using our best efforts to complete the Business Combination as soon as practicable, the Energem Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Energem Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Trust Amendment. Without the Trust Amendment, the Energem Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before February 18, 2024.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Share Purchase Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

Full Text of the Resolution to be Approved

“RESOLVED THAT subject to and conditional upon the trust account, which is governed by that Trust Agreement and the First Amendment to the Trust Agreement and the Second Amendment to the Trust Agreement, having net tangible assets of at least US$5,000,001 as at the date of this resolution, the Trust Agreement be further amended in the form set forth in Annex B to the accompanying proxy statement to allow the Company to extend the date by which the Company has to complete a business combination from February 18, 2024 to August 18, 2024 via six (6) one-month extensions provided the Company deposits into its trust account an additional $0.045 per outstanding Class A Ordinary Share for each month the Company extends beyond February 18, 2024”.

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved and we have not consummated the Business Combination by February 18, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Energem Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

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If the Trust Amendment Proposal Is Approved

Upon approval of the Trust Amendment Proposal by the requisite number of votes, the amendments to the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from February 18, 2024 to August 18, 2024 will be made to the Trust Agreement so that the provisions of the Trust Agreement mirror what is in the Company’s amended articles of association.

If the Trust Amendment Proposal is approved but we do not consummate a business combination by the Extended Date, we will, unless further extended, (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment and the Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their Class A ordinary shares redeemed for cash pursuant to the exercise of a right to redemption in connection with an Election.

This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold Class A ordinary shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding Energem securities through such partnerships or other pass-through entities; or

●	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not sought and do not intend to seek any rulings from the IRS regarding the Business Combination or an exercise of redemption rights by holders of Class A Ordinary Shares. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

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As used herein, the term “U.S. Holder” means a beneficial owner of Class A ordinary shares or warrants who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption as Sale or Distribution

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A ordinary shares are redeemed pursuant to an Election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the redemption does not qualify as a sale of Class A ordinary shares, it will be treated as a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce your basis in our Class A ordinary shares, but not below zero, and then will be treated as gain from the sale of our Class A ordinary shares.

Whether a redemption pursuant to an Election qualifies for sale treatment will depend largely on the total number of our Class A ordinary shares treated as held by the U.S. Holder (including any Class A ordinary shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption.

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Prior to the Business Combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our Class A ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our Class A ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code.

Passive Foreign Investment Company (“PFIC”) Rules

A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable year ending December 31, 2022 and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2023. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares or warrants, which would include a redemption pursuant to an Election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to an Election if such redemption is treated as a corporate distribution under the rules discussed above. Under these rules:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares or warrants;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

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QEF Election

A U.S. Holder will avoid the PFIC tax consequences described above in respect to our Class A ordinary shares (but not our warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

If a U.S. Holder has made a QEF election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an Election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends under the above rules. Similar basis adjustments apply to property if by reason of holding such property, the U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder may not make a QEF election with respect to its warrants to acquire our Class A ordinary shares. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such Class A ordinary shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such Class A ordinary shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such Class A ordinary shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.

Mark-to Market Election

If we are a PFIC and our Class A ordinary shares constitute marketable stock, a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Class A ordinary shares at the end of such year over its adjusted basis in its Class A ordinary shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Class A ordinary shares over the fair market value of its Class A ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its Class A ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Class A ordinary shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants.

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The mark-to-market election is available only for marketable stock, generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including NYSE, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our ordinary shares under their particular circumstances.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A ordinary shares or warrants should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.

Information Reporting and Backup Withholding

Dividend payments with respect to our Class A ordinary shares and proceeds from the sale, exchange or redemption of our Class A ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

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THE EXTRAORDINARY GENERAL MEETING

Overview

Date, Time and Place. The Extraordinary General Meeting of the Company’s shareholders will be held at 8:30 a.m. Eastern Time on February 16, 2024 at the offices of Energem Corp. located at Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South, Wilayah Persekutuan Kuala Lumpur, Malaysia and via live webcast. If unable to attend in person, you will be able to attend, vote your shares and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/energemcorp/ext2024. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. Only shareholders who own ordinary shares as of the close of business on the record date will be entitled to attend the meeting.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the Company’s ordinary shares at the close of business on January 18, 2024, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of the Company’s ordinary shares you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least two-thirds (66.67%) of the votes cast by the holders of the issued and outstanding Company’s ordinary shares, including the Founder Shares and the Class A ordinary shares underlying the Private Placement Units, that are present in person or represented by proxy and are entitled to vote thereon at the Extraordinary General Meeting.

Approval of the Trust Amendment Proposal requires a resolution of at least 65% of the holders of the total issued and outstanding ordinary shares of the Company. If you do not vote your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal and the Adjournment Proposal. However, if you do not vote, your action will have the same effect as an “AGAINST” vote in relation to the Trust Amendment Proposal. Similarly, if you abstain from voting such abstention (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have the no effect on the outcome of the Extension Amendment Proposal and Adjournment Proposal; however, if you abstain from voting on the Trust Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will not be counted for the purposes of determining the existence of a quorum and will have the same effect as “AGAINST” votes in relation to the Trust Amendment vote, however, broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal nor the Adjournment Proposal.

At the close of business on the record date of the Extraordinary General Meeting, there were 1,216,932 ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal approved, you must vote “AGAINST” the Extension Amendment. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal and/or the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

The Extraordinary General Meeting; Proxies; Board Solicitation; Proxy Solicitor. The Extraordinary General Meeting will be held at the offices of Energem Corp. located at Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South, Wilayah Persekutuan Kuala Lumpur, Malaysia and via live webcast. If unable to attend in person, you will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/energemcorp/ext2024. To access the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. Your vote or your proxy is being solicited by the Energem Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online or in person at the Extraordinary General Meeting if you are a holder of record of the Company’s ordinary shares. You may contact the Proxy Solicitor at 855-414-2266 (toll free) or by email to Energem@LaurelHill.com.

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Registration. To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares:

If your shares are registered in your name with our transfer agent and you wish to attend the meeting virtually, go to https://www.energem.com/energem/2024 and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial shareholders who wish to attend the Extraordinary General Meeting, whether in person or virtually, must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent no later than 72 hours prior to the meeting date. Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 3841502#. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.

Recommendation of the Board. After careful consideration, the Energem Board determined that each of the proposals is fair to and in the best interests of the Company and its shareholders. The Energem Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals.

Vote Required for Approval

The affirmative vote by holders of at least two-thirds (66.67%) of the votes cast by the holders of the issued and outstanding Company’s ordinary shares, including the Founder Shares and the Class A ordinary shares underlying the Private Placement Units, that are present in person or represented by proxy and are entitled to vote thereon at the Extraordinary General Meeting is required to approve the Extension Amendment Proposal.

The Trust Amendment Proposal must be approved by the affirmative vote of at least 65% of the holders of the total issued and outstanding ordinary shares of the Company. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, the Extension Amendment and the Trust Amendment will not be implemented. If the Business Combination has not been consummated, the Company will be required by the Energem M&A to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Energem Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

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Shareholder approval of both the Extension Amendment and the Trust Amendment is required for the implementation of the Energem Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, the Energem Board will abandon and not implement such amendment unless our shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Our Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 2,862,500 Founder Shares and 528,075 Class A ordinary shares underlying the Private Placement Units, representing approximately 64% of the Company’s issued and outstanding ordinary shares. Our Sponsor and our directors and officers do not intend to purchase Class A ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment and/or the Trust Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of the Energem Board, you should keep in mind that our Sponsor, executive officers, and members of the Energem Board and special advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our Sponsor holds 2,862,500 Founder Shares and 528,075 Private Placement Units, all such securities beneficially owned by our Chief Executive Officer and Executive Director. In addition, our Chairman of the Energem Board owns 2,500 Founder Shares, our Chief Financial Officer owns 5,000 Founder Shares, two of our three independent directors each owns 2,500 Founder Shares. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

●	following consummation of an initial business combination, our Sponsor, our officers and directors and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying, investigating potential target businesses and performing due diligence on and completing suitable business combinations as well as be repaid for any loans to the Company and be paid under the Administrative Support Agreement entered into between the Company and the Sponsor contemporaneously with the closing of our IPO;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

●	the fact that certain of our directors and executive officers may continue to be directors and officers of Graphjet or any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such business combination; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of the Energem Board are expected to continue to serve as directors at least through the date of the extraordinary general meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

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Energem Board’s Reasons for the Extension Amendment Proposal and Trust Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Energem Board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its shareholders. The Energem Board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal and recommends that you vote “FOR” such proposals.

The current Energem M&A provides that the Company has until August 18, 2023 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. In the event that the Company has not consummated an initial business combination by August 18, 2023, upon the Sponsor’s request, the Company may extend the period of time to consummate a business combination up to six times to February 18, 2024, each by an additional month, for an aggregate of up to six additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $0.045 per outstanding Class A ordinary share for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

The Energem M&A states that if the Company’s shareholders approve an amendment to the Energem M&A that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before February 18, 2024, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this provision in the Energem M&A was included to protect the Company public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Energem M&A.

We believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination and our entry into the Share Purchase Agreement with respect to the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Because we continue to believe that the Business Combination would be in the best interests of our shareholders, the Energem Board has determined to seek shareholder approval of the Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date. After careful consideration of all relevant factors, the Energem Board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its shareholders.

The Energem Board unanimously recommends that our shareholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

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THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Energem Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. In no event will the Energem Board adjourn the Extraordinary General Meeting beyond February 18, 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Energem Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Full Text of the Resolution to be Approved

“RESOLVED, as an ordinary resolution THAT, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Vote Required for Approval

The Adjournment Proposal must be approved as an ordinary resolution under the Companies Act, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Energem Board

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors that beneficially owns ordinary shares; and

●	all our officers and directors as a group.

As of the record date, there were 2,423,556 Class A ordinary shares and 2,875,000 Class B ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares(2)		Approximate
	Number of	Approximate	Number of		Percentage of
	Shares	Percentage	Shares	Approximate	Outstanding
Name and Address of Beneficial	Beneficially	of	Beneficially	Percentage of	Ordinary
Owner(1)	Owned	Class	Owned	Class	Shares
Kok Seong Wong			2,500	*	*
Swee Guan Hoo	528,075	21.79%	2,862,500	99.57%	64.0%
Cu Seng Kiu			5,000	*	*
Doris Wong Sing Ee	528,075	21.79%	2,865,000	99.65%	64.04%
Chong Kwang Fock			2,500	*	*
All directors and executive officers as a group (6 individuals)	528,075	21.79%	2,875,000	100%	64.24%
Other 5% Shareholders
Energem LLC(3)	528,075	21.79%	2,862,500	99.57%	64.04%

*	Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Energem Corp., Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South Wilayah Persekutuan, Kuala Lumpur, Malaysia.

(2)	Interests shown consist solely of Founder Shares, classified as Class B ordinary shares. Such shares are convertible into Class A ordinary shares on a one-for-one basis, subject to adjustment.

(3)	Energem LLC, our Sponsor, is the record holder of the Class B Ordinary Shares reported herein. Swee Guan Hoo and Li Sin Tan may be deemed to beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) securities held by Energem LLC by virtue of their shared control over Energem LLC. Ms. Tan and Mr. Hoo each disclaim any such beneficial ownership except to the extent of their respective pecuniary interest.

The table above does not include the ordinary shares underlying the private placement warrants underlying the Private Placement Units held or to be held by our Sponsor because these securities are not exercisable within 60 days of the record date for the Extraordinary General Meeting.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal and the Trust Amendment Approval are approved, we anticipate that the 2024 annual meeting of shareholders will be held no later than December 31, 2024.

If the Extension Amendment Proposal and the Trust Amendment Approval are not approved and the Company fails to complete a qualifying business combination on or before February 18, 2024, there will be no annual meeting in 2024.

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HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact Laurel Hill at 855-414-2266 to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://sec.report.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Laurel Hill Advisory Group, LLC

2 Robbins Lane

Jericho, NY 11753

Toll-Free: 855-414-2266

Email: energem@laurelhill.com

If you are a shareholder of the Company and would like to request documents, please do so by February 14, 2024, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANNEX A

THE PROPOSED

SECOND AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

ENERGEM CORP.

Companies Act (Revised)

Company Limited by Shares

Energem Corp.

SECOND AMENDED & RESTATED ARTICLES of

association

(Adopted by special resolution passed on [     ] 2024)

A-1

CONTENTS

1	Definitions, interpretation and exclusion of Table A	1
	Definitions	1
	Interpretation	5
	Exclusion of Table A Articles	6
2	Shares	6
	Power to issue Shares and options, with or without special rights	6
	Power to issue fractions of a Share	7
	Power to pay commissions and brokerage fees	7
	Trusts not recognised	8
	Power to vary class rights	8
	Effect of new Share issue on existing class rights	8
	Capital contributions without issue of further Shares	9
	No bearer Shares or warrants	9
	Treasury Shares	9
	Rights attaching to Treasury Shares and related matters	9
3	Register of Members	10
4	Share certificates	10
	Issue of share certificates	10
	Renewal of lost or damaged share certificates	11
5	Lien on Shares	11
	Nature and scope of lien	11
	Company may sell Shares to satisfy lien	11
	Authority to execute instrument of transfer	12
	Consequences of sale of Shares to satisfy lien	12
	Application of proceeds of sale	12
6	Calls on Shares and forfeiture	12

A-2

	Power to make calls and effect of calls	12
	Time when call made	13
	Liability of joint holders	13
	Interest on unpaid calls	13
	Deemed calls	13
	Power to accept early payment	13
	Power to make different arrangements at time of issue of Shares	13
	Notice of default	14
	Forfeiture or surrender of Shares	14
	Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender	14
	Effect of forfeiture or surrender on former Member	14
	Evidence of forfeiture or surrender	15
	Sale of forfeited or surrendered Shares	15
7	Transfer of Shares	15
	Form of transfer	15
	Power to refuse registration	15
	Power to suspend registration	16
	Company may retain instrument of transfer	16
8	Transmission of Shares	16
	Persons entitled on death of a Member	16
	Registration of transfer of a Share following death or bankruptcy	16
	Indemnity	17
	Rights of person entitled to a Share following death or bankruptcy	17
9	Alteration of capital	17
	Increasing, consolidating, converting, dividing and cancelling share capital	17
	Dealing with fractions resulting from consolidation of Shares	17

A-3

	Reducing share capital	18
10	Redemption and purchase of own Shares	18
	Power to issue redeemable Shares and to purchase own Shares	18
	Power to pay for redemption or purchase in cash or in specie	19
	Effect of redemption or purchase of a Share	19
11	Meetings of Members	19
	Power to call meetings	19
	Content of notice	20
	Period of notice	21
	Persons entitled to receive notice	21
	Publication of notice on a website	21
	Time a website notice is deemed to be given	21
	Required duration of publication on a website	22
	Accidental omission to give notice or non-receipt of notice	22
12	Proceedings at meetings of Members	22
	Quorum	22
	Lack of quorum	22
	Use of technology	22
	Chairman	23
	Right of a director to attend and speak	23
	Adjournment	23
	Method of voting	23
	Taking of a poll	23
	Chairman’s casting vote	24
	Amendments to resolutions	24
	Written resolutions	24
	Sole-member company	25

A-4

13	Voting rights of Members	25
	Right to vote	25
	Rights of joint holders	25
	Representation of corporate Members	25
	Member with mental disorder	26
	Objections to admissibility of votes	26
	Form of proxy	26
	How and when proxy is to be delivered	27
	Voting by proxy	28
14	Number of directors	28
15	Appointment, disqualification and removal of directors	28
	No age limit	28
	Corporate directors	28
	No shareholding qualification	28
	Appointment and removal of directors	28
	Resignation of directors	30
	Termination of the office of director	30
16	Alternate directors	31
	Appointment and removal	31
	Notices	32
	Rights of alternate director	32
	Appointment ceases when the appointor ceases to be a director	32
	Status of alternate director	32
	Status of the director making the appointment	32
17	Powers of directors	33
	Powers of directors	33
	Appointments to office	33
	Remuneration	34
	Disclosure of information	34

A-5

18	Delegation of powers	34
	Power to delegate any of the directors’ powers to a committee	35
	Power to appoint an agent of the Company	35
	Power to appoint an attorney or authorised signatory of the Company	35
	Power to appoint a proxy	35
19	Meetings of directors	35
	Regulation of directors’ meetings	35
	Calling meetings	36
	Notice of meetings	36
	Period of notice	36
	Use of technology	36
	Place of meetings	36
	Quorum	36
	Voting	36
	Validity	36
	Recording of dissent	36
	Written resolutions	37
	Sole director’s minute	37
20	Permissible directors’ interests and disclosure	37
	Permissible interests subject to disclosure	37
	Notification of interests	38
	Voting where a director is interested in a matter	38
21	Minutes	38
22	Accounts and audit	38
	Accounting and other records	38

A-6

	No automatic right of inspection	38
	Sending of accounts and reports	39
	Time of receipt if documents are published on a website	39
	Validity despite accidental error in publication on website	39
	Audit	39
23	Financial year	40
24	Record dates	41
25	Dividends	41
	Declaration of dividends by Members	41
	Payment of interim dividends and declaration of final dividends by directors	41
	Apportionment of dividends	42
	Right of set off	42
	Power to pay other than in cash	42
	How payments may be made	42
	Dividends or other moneys not to bear interest in absence of special rights	43
	Dividends unable to be paid or unclaimed	43
26	Capitalisation of profits	43
	Capitalisation of profits or of any share premium account or capital redemption reserve	43
	Applying an amount for the benefit of members	44
27	Share premium account	44
	Directors to maintain share premium account	44
	Debits to share premium account	44
28	Seal	44
	Company seal	44
	Duplicate seal	44
	When and how seal is to be used	45

A-7

	If no seal is adopted or used	45
	Power to allow non-manual signatures and facsimile printing of seal	45
	Validity of execution	45
29	Indemnity	45
	Indemnity	45
	Release	46
	Insurance	46
	Form of notices	46
	Electronic communications	47
	Persons authorised to give notices	47
	Delivery of written notices	47
	Joint holders	47
	Signatures	47
	Evidence of transmission	48
	Giving notice to a deceased or bankrupt Member	48
	Date of giving notices	48
	Saving provision	49
30	Authentication of Electronic Records	49
	Application of Articles	49
	Authentication of documents sent by Members by Electronic means	49
	Authentication of document sent by the Secretary or Officers of the Company by Electronic means	49
	Manner of signing	50
	Saving provision	50
31	Transfer by way of continuation	50
32	Winding up	51
	Distribution of assets in specie	51
	No obligation to accept liability	51
	The directors are authorised to present a winding up petition	51
33	Amendment of Memorandum and Articles	51
	Power to change name or amend Memorandum	51
	Power to amend these Articles	51
34	Mergers and Consolidations	52
35	Class B Share Conversion	52
36	Business Combination	53
37	Certain Tax Filings	55
38	Business Opportunities	55

A-8

Companies Act (Revised)

Company Limited by Shares

Third Amended & Restated Articles of Association

of

Energem Corp.

(Adopted by special resolution passed on [    ] 2024)

1	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force.

Affiliate in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

Amendment has the meaning ascribed to it in Article 36.11.

Amendment Redemption Event has the meaning ascribed to it in Article 36.11.

Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Approved Amendment has the meaning ascribed to it in Article 36.11.

Articles means, as appropriate:

(a)	these articles of association as amended from time to time: or

(b)	two or more particular articles of these Articles;

and Article refers to a particular article of these Articles.

Audit Committee means the audit committee of the Company formed pursuant to Article 22.8 hereof, or any successor audit committee.

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Auditor means the person for the time being performing the duties of auditor of the Company.

Automatic Redemption Event shall have the meaning given to it in Article 36.2.

Business Combination shall mean the initial acquisition by the Company, whether through a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction, with a Target Business at Fair Value, as set out further in Article 35.9.

Business Day means a day other than (a) a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City (b) a Saturday or (c) a Sunday.

Cayman Islands means the British Overseas Territory of the Cayman Islands.

Class A Share means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

Class B Share means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.

Class B Share Entitlement means the right of the holders of the Class B Shares (including on an as-converted basis) to 20 per cent. of all entitlements to income and capital arising in respect of all Shares in issue from time to time.

Clear Days, in relation to a period of notice, means that period excluding:

(a)	the day when the notice is given or deemed to be given; and

(b)	the day for which it is given or on which it is to take effect.

Clearing House means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Company means the above-named company.

Compensation Committee means the compensation committee of the board of directors of the Company established pursuant to Article 22.8 hereof, or any successor committee.

Default Rate means 10% (ten per cent) per annum.

Designated Stock Exchange means Nasdaq Capital Market or any other national securities exchange on which the Shares are listed for trading.

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

2

Equity-Linked Securities means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for a Business Combination.

Fully Paid and Paid Up:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

Independent Director means a director who is an independent director as defined in the rules and regulations of the Designated Stock Exchange as determined by the directors.

Initial Shareholders means the Sponsor, the directors and officers of the Company or their respective Affiliates who hold Shares prior to the IPO.

IPO means the initial public offering of units, consisting of Shares and warrants of the Company and rights to receive Shares of the Company.

Member means any person or persons entered on the Register of Members from time to time as the holder of a Share.

Memorandum means the memorandum of association of the Company as amended from time to time.

Nominating and Corporate Governance Committee means the compensation committee of the board of directors of the Company established pursuant to Article 22.8 hereof, or any successor committee.

Officer means a person then appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote thereon. The expression also includes a unanimous written resolution.

Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described at Article 2.4) sold in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

Per-Share Redemption Price means:

(a)	with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account (including interest not previously released to us, which shall be net of taxes payable, and less interest to pay dissolution expenses) divided by the number of then outstanding Public Shares;

3

(b)	with respect to an Amendment Redemption Event, the aggregate amount on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Public Shares; and

(c)	with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account (net of taxes payable), divided by the number of then outstanding Public Shares.

Preference Share means a preference share of a par value of US$0.0001 in the share capital of the Company.

Public Share means the Class A Shares included in the units issued in the IPO (as described in Article 2.4).

Redemption Offer has the meaning ascribed to it in Article 36.5(b).

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members.

Registration Statement has the meaning ascribed to it in Article 36.10.

SEC means the United States Securities and Exchange Commission.

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

Share means a Class A Share, Class B Share or a Preference Share in the share capital of the Company; and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a share.

Special Resolution has the meaning given to that term in the Act.

Sponsor means Energem LLC, a Cayman Islands limited liability company and its successors and assigns, being the majority Initial Shareholder immediately prior to the consummation of the IPO.

Sponsor Group or Sponsor Group Related Person means the Sponsor and its respective Affiliates, successors and assigns, as defined in Section 38.1.

Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination.

Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company’s IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.

4

Tax Filing Authorised Person means such person as any director shall designate from time to time, acting severally.

Tender Redemption Offer has the meaning ascribed to it in Article 36.5(a).

Termination Date has the meaning given to it in Article 36.2.

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 2.16.

Trust Account means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

Underwriter means an underwriter of the IPO from time to time, and any successor underwriter.

Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Cayman Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

5

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

Exclusion of Table A Articles

1.3	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2	Shares

Power to issue Shares and options, with or without special rights

2.1	Subject to the provisions of the Act and these Articles and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, and without prejudice to any rights attached to any existing Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide, save that the directors may not allot, issue, grant options over or otherwise deal with any unissued Shares to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion described at Article 35. No Share may be issued at a discount except in accordance with the provisions of the Act.

2.2	Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)	either at a premium or at par;

(b)	with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

Notwithstanding the above, following an IPO and prior to a Business Combination, the Company may not issue additional Shares that would entitle the holders thereof to (a) receive funds from the Trust Account or (b) vote as a class with our Public Shares (i) on any Business Combination or on any other proposal presented to shareholders prior to or in connection with the completion of any Business Combination or (ii) to approve an amendment to these Articles to (x) extend the time we have to consummate a Business Combination or (y) amend the foregoing provisions of this Article.

2.3	The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide.

2.4	The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the managing Underwriter determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

6

2.5	Each Share in the Company confers upon the Member:

(a)	subject to Article 33, the right to one vote at a meeting of the Members of the Company or on any resolution of Members;

(b)	the right to be redeemed on an Automatic Redemption Event in accordance with Article 36.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Article 36.5 or pursuant to an Amendment Redemption Event in accordance with Article 36.11;

(c)	a pro rata right in any dividend paid by the Company; and

(d)	subject to satisfaction of and compliance with Article 36, a pro rata right in the distribution of the surplus assets of the Company on its liquidation provided that in the event that the Company enters liquidation prior to or without having consummated a Business Combination then, in such circumstances, in the event any surplus assets (Residual Assets) of the Company remain following the Company having complied with its applicable obligations to redeem Public Shares and distribute the funds held in the Trust Account in respect of such redemptions pursuant to Article 36, the Public Shares shall not have any right to receive any share of those Residual Assets which are held outside the Trust Account and such Residual Assets shall be distributed (on a pro rata basis) only in respect of those Shares that are not Public Shares.

Power to issue fractions of a Share

2.6	Subject to the Act, the Company may, but shall not otherwise be obliged to, issue fractions of a Share of any class or round up or down fractional holdings of Shares to its nearest whole number. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

2.7	The Company may, in so far as the Act permits, pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

2.8	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

7

Trusts not recognised

2.9	Except as required by Applicable Law:

(a)	the Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

2.10	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or

(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

2.11	For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)	the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)	any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

2.12	Notwithstanding Article 2.10, unless the proposed variation is for the purposes of approving, or in conjunction with, the consummation of a Business Combination, prior to a Business Combination but subject always to the limitations set out in Article 33 in respect of amendments to the Memorandum and Articles, the rights attached to the Shares as specified in Article 2.5 may only, whether or not the Company is being wound up, be varied by a Special Resolution, and any such variation that has to be approved under this Article shall also be subject to compliance with Article 36.11.

Effect of new Share issue on existing class rights

2.13	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class.

8

Capital contributions without issue of further Shares

2.14	With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)	It shall be treated as if it were a share premium.

(b)	Unless the Member agrees otherwise:

(i)	if the Member holds Shares in a single class of Shares - it shall be credited to the share premium account for that class of Shares;

(ii)	if the Member holds Shares of more than one class - it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)	It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

No bearer Shares or warrants

2.15	The Company shall not issue Shares or warrants to bearers.

Treasury Shares

2.16	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

2.17	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

2.18	The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

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2.19	Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

2.20	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

3	Register of Members

3.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Act.

3.2	The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

3.3	The title to Public Shares may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the Register of Members may be maintained in accordance with Article 40B of the Act.

4	Share certificates

Issue of share certificates

4.1	A Member shall only be entitled to a share certificate if the directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the directors may determine. If the directors resolve that share certificates shall be issued, upon being entered in the register of Members as the holder of a Share, the directors may issue to any Member:

(a)	without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)	upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

4.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing the same number of relevant Shares shall have been surrendered and cancelled.

4.3	Every certificate shall bear legends required under the Applicable Laws.

4.4	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

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Renewal of lost or damaged share certificates

4.5	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery. Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of an instrument of transfer with the Company.

5	Lien on Shares

Nature and scope of lien

5.1	The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those moneys are presently payable.

5.2	At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

5.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

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5.4	The Shares may be sold in such manner as the directors determine.

5.5	To the maximum extent permitted by Applicable Law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

5.6	To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

5.7	On sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

Application of proceeds of sale

5.8	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a)	if no certificate for the Shares was issued, at the date of the sale; or

(b)	if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

6	Calls on Shares and forfeiture

Power to make calls and effect of calls

6.1	Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

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6.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

6.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A person shall not be liable for calls made after such person is no longer registered as Member in respect of those Shares.

Time when call made

6.4	A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

6.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

6.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)	if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

6.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

6.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

6.9	Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

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Notice of default

6.10	If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

(b)	any interest which may have accrued;

(c)	any expenses which have been incurred by the Company due to that person’s default.

6.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

6.12	If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

6.13	The directors may accept the surrender for no consideration of any Fully Paid Share.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

6.14	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

6.15	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

6.16	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

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(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those moneys before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

Evidence of forfeiture or surrender

6.17	A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

6.18	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

7	Transfer of Shares

Form of transfer

7.1	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with applicable rules of the SEC, the Designated Stock Exchange and federal and state securities laws of the United States, a Member may transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the directors, executed:

(a)	where the Shares are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares are partly paid, by or on behalf of that Member and the transferee.

7.2	The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members.

Power to refuse registration

7.3	If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 2.4 on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

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Power to suspend registration

7.4	The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Company may retain instrument of transfer

7.5	The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

8	Transmission of Shares

Persons entitled on death of a Member

8.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

8.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

8.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

8.4	That person must produce such evidence of his entitlement as the directors may properly require.

8.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

8.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)	if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

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8.7	All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

8.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

8.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. However, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

9	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

9.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

Dealing with fractions resulting from consolidation of Shares

9.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(b)	distribute the net proceeds in due proportion among those Members.

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For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

9.3	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

10	Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

10.1	Subject to the Act and Article 36, and to any rights for the time being conferred on the Members holding a particular class of Shares, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, the Company may by its directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

10.2	With respect to redeeming or repurchasing the Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 36.5;

(b)	Class B Shares held by the Sponsor shall, following consummation of the IPO, be surrendered by the Sponsor on a pro rata basis for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Class B Shares will at all times represent 20% of the Company’s issued Shares after the IPO; and

(c)	Public Shares shall be repurchased by way of tender offer in the circumstances set out in Article 36.5.

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Power to pay for redemption or purchase in cash or in specie

10.3	When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 10.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

10.4	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)	the price for the Share; and

(ii)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)	the Member’s name shall be removed from the Register of Members with respect to the Share; and

(c)	the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

10.5	For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described in Articles 10.2(a), 10.2(b) and 10.2(c) above shall not require further approval of the Members.

11	Meetings of Members

Power to call meetings

11.1	To the extent required by the Designated Stock Exchange, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange) be obliged to, in each year hold any other general meeting.

11.2	The agenda of the annual general meeting shall be set by the directors and shall include the presentation of the Company’s annual accounts and the report of the directors (if any).

11.3	Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

11.4	All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it.

11.5	The directors may call a general meeting at any time.

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11.6	If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

11.7	The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

11.8	The requisition must be in writing and given by one or more Members who together hold at least 10% of the rights to vote at such general meeting.

11.9	The requisition must also:

(a)	specify the purpose of the meeting.

(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners.

(c)	be delivered in accordance with the notice provisions.

11.10	Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

11.11	Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 10% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

11.12	Members seeking to bring business before the annual general meeting or to nominate candidates for election as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

Content of notice

11.13	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

(b)	if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting;

(c)	subject to paragraph (d), the general nature of the business to be transacted; and

(d)	if a resolution is proposed as a Special Resolution, the text of that resolution.

11.14	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

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(b)	that a proxyholder need not be a Member.

Period of notice

11.15	At least five Clear Days’ notice of a general meeting must be given to Members, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

Persons entitled to receive notice

11.16	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members;

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)	the directors.

Publication of notice on a website

11.17	Subject to the Act or the rules of the Designated Stock Exchange, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)	the publication of the notice on the website;

(b)	the place on the website where the notice may be accessed;

(c)	how it may be accessed; and

(d)	the place, date and time of the general meeting.

11.18	If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. This will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

11.19	A website notice is deemed to be given when the Member is given notice of its publication.

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Required duration of publication on a website

11.20	Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until at least the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice

11.21	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)	non-receipt of notice of the meeting by any person entitled to notice.

11.22	In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

12	Proceedings at meetings of Members

Quorum

12.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. One or more Members who together hold not less than a majority of the issued and outstanding Shares entitled to attend and vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

Lack of quorum

12.2	If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

Use of technology

12.3	A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

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Chairman

12.4	The chairman of a general meeting shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting.

12.5	If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

12.6	Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment

12.7	The chairman may at any time adjourn a meeting with the consent of the Members constituting a quorum. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

12.8	Should a meeting be adjourned for more than twenty Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least five Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

Method of voting

12.9	A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

12.10	A poll demanded on the question of adjournment shall be taken immediately.

12.11	A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

12.12	The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

12.13	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

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Chairman’s casting vote

12.14	If the votes on a resolution are equal, the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

12.15	An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)	not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b)	the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

12.16	A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)	the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b)	the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

12.17	If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

Written resolutions

12.18	Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)	all Members entitled so to vote :

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

12.19	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

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12.20	The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Sole-member company

12.21	If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

13	Voting rights of Members

Right to vote

13.1	Unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

13.2	Members may vote in person or by proxy.

13.3	Every Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

13.4	A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

13.5	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

13.6	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the Register of Members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

13.7	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

13.8	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

13.9	The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

13.10	The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

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13.11	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

13.12	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

13.13	If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

13.14	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Cayman Islands or elsewhere) in matters concerning mental disorder may vote, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

13.15	For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

13.16	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy

13.17	An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

13.18	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

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If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.

13.19	The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

13.20	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

13.21	Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

(ii)	to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

13.22	Where a poll is taken:

(a)	if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

(b)	but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

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13.23	If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

13.24	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

14	Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and there shall be no maximum.

15	Appointment, disqualification and removal of directors

No age limit

15.1	There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

15.2	Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about directors’ meetings.

No shareholding qualification

15.3	Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment and removal of directors

15.4	The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. Immediately prior to the consummation of the IPO, the existing directors shall by resolution classify themselves as Class I, Class II or Class III directors. The Class I directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class II directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class III directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified.

15.5	Prior to the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a director or may by Ordinary Resolution of the holders of the Class B Shares remove any director. For the avoidance of doubt, prior to the closing of a Business Combination holders of Class A Shares shall have no right to vote on the appointment or removal of any director. Prior to the closing of a Business Combination, this Article may only be amended by a Special Resolution passed by holders representing at least 90% of the outstanding Class B Shares.

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15.6	Subject to Article 15.4 and 15.5, the Company may by Ordinary Resolution appoint any person to be a director.

15.7	Subject to death, resignation or removal, and with the exception of those directors appointed prior to the first annual general meeting of the Company, each director shall serve a term of office that will expire at the third succeeding annual general meeting after their appointment or election.

15.8	A director may be removed from office with or without cause by:

(a)	(following the consummation of the Business Combination but not at any time before) an Ordinary Resolution passed at a meeting of Members called for the purposes of removing the director or for purposes including the removal of the director; or

(b)	subject to Article 15.4 and 15.5, a resolution of directors passed at a meeting of directors.

15.9	The directors shall have power at any time to appoint any person to be a director who:

(a)	is recommended as a director nominee by a majority of the Independent Directors; and

(b)	is willing to act as a director,

either to fill a vacancy or as an additional director. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified. For the avoidance of doubt, prior to the closing of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any director. After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a director or may by Ordinary Resolution remove any director.

15.10	Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(a)	where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(b)	if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)	the expression personal representatives of the last shareholder means:

(A)	until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

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(B)	after such grant of probate has been obtained, only such of those executors who have proved that will;

(ii)	without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

15.11	A remaining director may appoint a director even though there is not a quorum of directors.

15.12	No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

15.13	For so long as Shares are listed on a Designated Stock Exchange, the directors shall include at least such number of Independent Directors as Applicable Law or the rules and regulations of the Designated Stock Exchange require, subject to applicable phase-in rules of the Designated Stock Exchange.

Resignation of directors

15.14	A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

15.15	Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of director

15.16	A director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Cayman Islands from acting as a director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise;

(e)	without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or

(f)	all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other directors.

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16	Alternate directors

Appointment and removal

16.1	Until the consummation of a Business Combination, a director may not appoint an alternate. Following the consummation of a Business Combination, Articles 16.2 to 16.5 inclusive shall apply.

16.2	Subject to Article 16.1, any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 16.4(c)).

16.3	Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 16.4.

16.4	A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 16.2.

16.5	A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 30.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

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Notices

16.6	All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

Rights of alternate director

16.7	An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

16.8	For the avoidance of doubt:

(a)	if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)	if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

16.9	An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointor ceases to be a director

16.10	An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

16.11	An alternate director shall carry out all functions of the director who made the appointment.

16.12	Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

16.13	An alternate director is not the agent of the director appointing him.

16.14	An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

16.15	A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

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17	Powers of directors

Powers of directors

17.1	Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

17.2	No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, following the consummation of the IPO Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

Appointments to office

17.3	The directors may appoint a director:

(a)	as chairman of the board of directors;

(b)	as vice-chairman of the board of directors;

(c)	as managing director;

(d)	to any other executive office

for such period and on such terms, including as to remuneration, as they think fit.

17.4	The appointee must consent in writing to holding that office.

17.5	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

17.6	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

17.7	Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

(a)	as Secretary; and

(b)	to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries), for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

17.8	The Secretary or Officer must consent in writing to holding that office.

17.9	A director, Secretary or other Officer of the Company may not hold the office, or perform the services, of Auditor.

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Remuneration

17.10	The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine, provided that no cash remuneration shall be paid to any director prior to the consummation of a Business Combination. The directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

17.11	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

17.12	Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

Disclosure of information

17.13	The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the Register of Members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

18	Delegation of powers

Power to delegate any of the directors’ powers to a committee

18.1	The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members. Persons on the committee may include non-directors so long as the majority of those persons are directors.

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18.2	The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

18.3	The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

18.4	Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

Power to appoint an agent of the Company

18.5	The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

18.6	The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

(b)	with the powers, authorities and discretions;

(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

18.7	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Power to appoint a proxy

18.8	Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

18.9	Articles 16.1 to 16.5 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

18.10	A proxy is an agent of the director appointing him and is not an officer of the Company.

19	Meetings of directors

Regulation of directors’ meetings

19.1	Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

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Calling meetings

19.2	Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

19.3	Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement.

Period of notice

19.4	At least five Clear Days’ notice of a meeting of directors must be given to directors. A meeting may be convened on shorter notice with the consent of all directors.

Use of technology

19.5	A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

19.6	A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

19.7	If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

19.8	The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

19.9	A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

19.10	Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

19.11	A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

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Written resolutions

19.12	The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

19.13	Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. If a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

19.14	Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

19.15	Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

20	Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

20.1	Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

20.2	If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)	be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested; or

(b)	be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

20.3	Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

20.4	If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

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Notification of interests

20.5	For the purposes of the preceding Articles:

(a)	a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

(b)	an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

Voting where a director is interested in a matter

20.6	A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

20.7	Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

21	Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

22	Accounts and audit

Accounting and other records

22.1	The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

22.2	Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

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Sending of accounts and reports

22.3	The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)	they are sent to that person in accordance with the notice provisions: or

(b)	they are published on a website providing that person is given separate notice of:

(i)	the fact that publication of the documents has been published on the website;

(ii)	the address of the website; and

(iii)	the place on the website where the documents may be accessed; and

(iv)	how they may be accessed.

22.4	If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

22.5	Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)	the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b)	the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

22.6	If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)	those documents are, by accident, published in a different place on the website to the place notified; or

(b)	they are published for part only of the period from the date of notification until the conclusion of that meeting.

Audit

22.7	The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine.

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22.8	The directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee). Any such delegation may be made subject to any conditions the directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the directors. Subject to any such conditions, the proceedings of a committee of directors shall be governed by the Articles regulating the proceedings of directors, so far as they are capable of applying. The composition and responsibilities of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange and the directors may adopt formal written charters for such committees. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

22.9	The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

22.10	At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

22.11	If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

22.12	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

22.13	If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor.

22.14	Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

22.15	Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members.

23	Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)	shall end on 31st December in the year of its incorporation and each following year; and

(b)	shall begin when it was incorporated and on 1st January each following year.

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24	Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for:

(a)	calling a general meeting;

(b)	declaring or paying a dividend;

(c)	making or issuing an allotment of Shares; or

(d)	conducting any other business required pursuant to these Articles.

The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

25	Dividends

Declaration of dividends by Members

25.1	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

25.2	The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

25.3	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

(b)	Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

25.4	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

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(b)	The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

25.5	Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. If a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

25.6	The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Power to pay other than in cash

25.7	If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

How payments may be made

25.8	A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

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25.9	For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

25.10	If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the Register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

25.11	Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other moneys not to bear interest in absence of special rights

25.12	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

25.13	If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

25.14	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

26	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

26.1	The directors may resolve to capitalise:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)	by paying up the amounts unpaid on that Member’s Shares;

(b)	by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

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Applying an amount for the benefit of members

26.2	The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

26.3	Subject to the Act, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

27	Share premium account

Directors to maintain share premium account

27.1	The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

27.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)	any other amount paid out of a share premium account as permitted by the Act.

27.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

28	Seal

Company seal

28.1	The Company may have a seal if the directors so determine.

Duplicate seal

28.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Cayman Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

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When and how seal is to be used

28.3	A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a director (or his alternate) and the Secretary; or

(b)	by a single director (or his alternate).

If no seal is adopted or used

28.4	If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a director (or his alternate) or any Officer to which authority has been delegated by resolution duly adopted by the directors; or

(b)	by a single director (or his alternate); or

(c)	in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

28.5	The directors may determine that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

28.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

29	Indemnity

Indemnity

29.1	To the maximum extent permitted by Applicable Law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s or Officer’s duties, powers, authorities or discretions; and

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(b)	without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere.

No such existing or former Secretary or Officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect.

29.2	To the extent permitted by Applicable Law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary or that Officer for those legal costs.

Release

29.3	To the extent permitted by Applicable Law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, wilful default or wilful neglect.

Insurance

29.4	To the extent permitted by Applicable Law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)	an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

29.5	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested. Notices

Form of notices

29.6	Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

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(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

Electronic communications

29.7	Without limitation to Articles 16.2 to 16.5 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 18.8 to 18.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)	the directors so resolve;

(b)	the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

(c)	the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

29.8	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

29.9	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

29.10	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

29.11	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the Register of Members.

Signatures

29.12	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

29.13	An Electronic Record may be signed by an Electronic Signature.

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Evidence of transmission

29.14	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

29.15	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

29.16	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

29.17	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

29.18	A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery
By leaving it at the member’s registered address	At the time and date it was left
If the recipient has an address within the Cayman Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted
If the recipient has an address outside the Cayman Islands, by posting it by prepaid airmail to the street or postal address of that recipient	3 Clear Days after posting
By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent
By publication on a website	See the Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

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Saving provision

29.19	None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of directors and written resolutions of Members.

30	Authentication of Electronic Records

Application of Articles

30.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 30.2 or Article 30.4 applies.

Authentication of documents sent by Members by Electronic means

30.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 30.7 does not apply.

30.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 30.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

30.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 30.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

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30.5	For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 30.7 applies.

Manner of signing

30.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

30.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

31	Transfer by way of continuation

31.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Cayman Islands; or

(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

31.2	To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)	an application be made to the Registrar of Companies to deregister the Company in the Cayman Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

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32	Winding up

Distribution of assets in specie

32.1	If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)	to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

32.2	No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition

32.3	The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

33	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

33.1	Subject to the Act and Article 33.2, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

33.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part save that no amendment may be made to the Memorandum or Articles to amend:

(a)	Article 36 prior to the Business Combination unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Article 36.11; or

(b)	this Article 33.2 during the Target Business Acquisition Period; and

(c)	Article 15.5 unless in accordance with the terms thereof.

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34	Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Act) upon such terms as the directors may determine and (to the extent required by the Act) with the approval of a Special Resolution.

35	Class B Share Conversion

35.1	Save and except for the conversion rights referred to in this Article 35 and as otherwise set out in these Articles, subject to Article 2.10, the rights attaching to all Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters.

35.2	Class B Shares shall automatically convert into Class A Shares on a one for one basis (the Conversion Ratio) automatically on the day of the closing of a Business Combination.

35.3	In order to give effect to the Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the closing of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the closing of a Business Combination at the Conversion Ratio (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor or its Affiliates upon conversion of working capital loans made to the Company.

35.4	Notwithstanding anything to the contrary contained herein, the Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in Article 2.10 hereof.

35.5	The Conversion Ratio shall also take into account any subdivision (by share split, subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

35.6	Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

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35.7	References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

35.8	Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than the Conversion Ratio.

36	Business Combination

36.1	Articles 36.1 to 36.11 shall terminate upon consummation of any Business Combination.

36.2	The Company has until February 18, 2024 to consummate a Business Combination, provided that the Company deposits $0.045 per Class A ordinary share for each month extended past August 18, 2023 however if the board of directors anticipates that the Company may not be able to consummate a Business Combination by February 18, 2024, the Company may, if requested by the Sponsor, extend the period of time to consummate a Business Combination up to six times, each by an additional one month extension (for a total of up to 33 months to complete a Business Combination from the IPO), in accordance with the terms as set out in the trust agreement governing the Trust Account. In the event that the Company does not consummate a Business Combination within 33 months from the closing of the IPO (subject in the latter case to valid 1 month extensions having been made in each case (such date falling 33 months after the closing of the IPO being referred to as the Termination Date)), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

36.3	Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the directors, the directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.

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36.4	Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.

36.5

(a)	In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Article 36.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their Affiliates or the directors or officers of the Company pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

(b)	In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Article 36.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their Affiliates or the directors or officers of the Company, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any Affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the directors, more than fifteen percent (15%) of the total Public Shares sold in the IPO.

(c)	In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Article 36.5(a) or 36.5(b) or an Amendment Redemption Event under Article 36.11 if such redemptions would cause the Company to have net tangible assets of less than US$5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the Business Combination.

36.6	A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

36.7	Prior to a Business Combination, the Company will not issue any securities (other than Public Shares) that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

36.8	In the event the Company enters into a Business Combination with a company that is Affiliated with the Sponsor or any of the directors or officers of the Company, the Company will obtain an opinion from an independent investment banking firm or independent accounting firm that such a Business Combination is fair to the holders of the Public Shares from a financial point of view.

36.9	The Company will not effectuate a Business Combination with another “blank cheque” company or a similar company with nominal operations.

36.10	Immediately after the Company’s IPO, that amount of the proceeds received by the Company in or in connection with the IPO (including proceeds of any exercise of the underwriter’s over-allotment option and any proceeds from the simultaneous private placement of like units comprising like securities to those included in the IPO by the Company) as is described in the Company’s registration statement on Form S-1 filed with the SEC (the Registration Statement) at the time it goes effective as shall be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Article 36. Neither the Company nor any officer, director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Article 36, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations.

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36.11	In the event the directors of the Company propose any amendment to Article 36 or to any of the other rights of the Shares as set out at Article 2.5 prior to, but not for the purposes of approving or in conjunction with the consummation of, a Business Combination that would affect the substance or timing of the Company’s obligations as described in this Article 36 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is duly approved by a Special Resolution of the Members (an Approved Amendment), the Company will offer to redeem the Public Shares of any Member for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their Affiliates or the directors or officers of the Company pursuant to such offer, whether or not such holders accept such offer.

37	Certain Tax Filings

37.1	Each Tax Filing Authorised Person and any such other person, acting alone, as any director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director or officer of the Company. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

38	Business Opportunities

38.1	In recognition and anticipation of the facts that: (a) directors and Officers of the Company may serve as directors and/or officers of other entities which engage in the same or similar activities or related lines of business as those in which the Company engages; (b) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Sponsor Group (each of the foregoing, a Sponsor Group Related Person) may serve as directors and/or officers of the Company; and (c) the Sponsor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Sponsor Group and the Sponsor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its directors, Officers and Members in connection therewith.

38.2	To the fullest extent permitted by Applicable Law, the directors and Officers of the Company, the Sponsor Group and the Sponsor Group Related Persons (each of the foregoing, a Relevant Person) shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for either a Relevant Person, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, a Relevant Person shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, director and/or Officer of the Company solely by reason of the fact that such Relevant Person pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company, unless such opportunity is expressly offered to such Relevant Person solely in their capacity as a director or Officer of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

38.3	Except as provided elsewhere in the Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and a Relevant Person, about which a director and/or officer of the Company who is also a Relevant Person acquires knowledge unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one that the Company are legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue.

38.4	To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

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ANNEX B

FORM OF AMENDMENT NO. 2 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of February 16, 2024, by and between Energem Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on November 18, 2021, the Company consummated its initial public offering of units of the Company (the “Units”), each of which is composed of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one Class A ordinary share of the Company (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $116,150,000 of the gross proceeds of the Offering and sale of the private placement warrants were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Ordinary Shares included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of November 18, 2020, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company previously sought the approval of the holders of its Ordinary Shares and holders of its Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), at an extraordinary general meeting to: (i) extend the date before which the Company must complete a business combination from November 18, 2022 to August 18, 2023 (or such earlier date as determined by the Company’s board of directors) (the “First Extension Amendment”), and (ii) extend the date before which the Company must complete a business combination from August 18, 2023 to February 18, 2024 (or such earlier date as determined by the Company’s board of directors) (the “Second Extension Amendment”);

WHEREAS, the Company has sought the approval of the holders of its Ordinary Shares and holders of its Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), at an extraordinary general meeting to: (i) extend the date before which the Company must complete a business combination from February 18, 2024 to August 18, 2024 (or such earlier date as determined by the Company’s board of directors) (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from February 18, 2024 to August 18, 2024 (or such earlier date as determined by the Company’s board of directors) (the “Trust Amendment”);

WHEREAS, holders of a majority of at least two-thirds of the then issued and outstanding Ordinary Shares and Class B Ordinary Shares, voting together as a single class, approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly following (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company and in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) August 18, 2024 (or such earlier date after February 18, 2024 as determined by the Company’s board of directors) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”.

B-1

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

Energem Corp.

By:
Name:	Swee Guan Hoo
Title:	Chief Executive Officer

[Signature Page to Amendment to Investment Management Trust Agreement]

PRELIMINARY PROXY — SUBJECT TO COMPLETION

ENERGEM CORP.

Level 3, Tower 11, Avenue 5, No. 8,

Jalan Kerinchi, Bangsar South

Wilayah Persekutuan Kuala Lumpur, Malaysia

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

JANUARY 29, 2024

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD AT

8:30 A.M. EST ON FEBRUARY 16, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated January 26, 2024 and Proxy Statement, dated January 26, 2024, in connection with the extraordinary general meeting to be held at 8:30 a.m. Eastern Time on February 16, 2024 at the offices of Energem Corp. located at Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South, Wilayah Persekutuan Kuala Lumpur, Malaysia and via live webcast (the “Extraordinary General Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Swee Guan Hoo and Doris Wong Sing Ee (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE TRUST AMENDMENT PROPOSAL (PROPOSAL 2) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on February 16, 2024: This notice of meeting and the accompany proxy statement are available at https://www.sec.gov.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
IT IS RESOLVED, as a special resolution, that subject to and conditional upon the trust account, which is governed by the investment management trust agreement entered into between the Company and Continental Stock Transfer & Trust Company on 18 November 2021, and amended by the First Amendment and the Second Amendment to the Investment Management Trust Agreement (the Trust Agreement), having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the amended articles of association, a copy of which is attached to the accompanying proxy statement as Annex A, be and are hereby adopted as the articles of association of the Company in substitution for and to the exclusion of the Company’s existing articles of association, which we refer to as the “Extension Amendment Proposal.”	☐	☐	☐

Proposal 2 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN
IT IS RESOLVED THAT subject to and conditional upon the trust account, which is governed by Trust Agreement and the First Amendment to the Trust Agreement, having net tangible assets of at least US$5,000,001 as at the date of this resolution, the Trust Agreement be further amended in the form set forth in Annex B to the accompanying proxy statement to allow the Company to extend the date by which the Company has to complete a business combination from February 18, 2024 to August 18, 2024 via six (6) one-month extensions provided that the Company deposits into its trust account an additional $0.045 per outstanding Class A Ordinary Share for each month the Company extends beyond February 18, 2024, to allow up to six (6) one-month extensions of time to complete the business combination, which we refer to as the “Trust Amendment Proposal.”	☐	☐	☐

Proposal 3 — Adjournment Proposal
IT IS RESOLVED, as an ordinary resolution THAT, the adjournment of the Extraordinary General Meeting to a later date or dates is approved, if necessary, to permit further solicitation of proxies in the event that there are insufficient votes for one or more of the proposals to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects, which we refer to as the “Adjournment Proposal.”

Dated:	January 29, 2024

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If Class A ordinary shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE EXTRAORDINARY GENERAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.